Exhibit 10.8(d)

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of May 9, 2006 (this “Amendment”) to that certain Master Repurchase Agreement dated as of December 2, 2005, (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Repurchase Agreement”; as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”) among AAMES CAPITAL CORPORATION, a California corporation (“Aames Capital”), AAMES FUNDING CORPORATION, a California corporation (“Aames Funding”), AAMES INVESTMENT CORPORATION, a Maryland corporation (“Aames Investment”, together with Aames Capital and Aames Funding, collectively, the “Sellers”, each a “Seller”) and MORGAN STANLEY BANK (the “Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.  Unless otherwise stated, all article and section references used herein refer to the corresponding parts of the Existing Repurchase Agreement.

RECITALS

The Sellers and the Buyer are parties to the Existing Repurchase Agreement.

The Sellers and the Buyer have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement shall be modified as set forth in this Amendment.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers and the Buyer agree as follows:

SECTION 1.  Amendment.  Effective as of March 31, 2006 (the “Amendment Effective Date”), the financial covenant set forth in Section 7.14(d), is hereby deleted in its entirety and the following new covenant is inserted in lieu thereof:

“(d)         Maintenance of Profitability.  Aames Investment shall not permit its Net Income before tax, generated during the fiscal quarter ended June 30, 2006, and thereafter, generated over any two consecutive fiscal quarters, measured on the last day of each fiscal quarter, to be less than $1.00.”

SECTION 2.  Conditions Precedent.  This Amendment and its provisions shall become effective as of the Amendment Effective Date, provided that all of the following conditions precedent shall have been satisfied:

(a)  Delivered Documents.  On or before the Amendment Effective Date, the Buyer shall have received all of the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i)            Amendment.  This Amendment, executed and delivered by a duly authorized officer of each of the Sellers and the Buyer; and

(ii)           Other Documents.  Such other documents as the Buyer or counsel to the Buyer may reasonably request.

(b)  No Default.  On the Amendment Effective Date, (i) each Seller shall be in compliance with all of the terms and provisions set forth in the Existing Repurchase Agreement and the other Repurchase Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by each Seller pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3.  Representations and Warranties.  Each Seller hereby represents and warrants to the Buyer, as of the date hereof and as of the Amendment Effective Date, that it is in compliance with all of the terms and provisions set forth in the Repurchase Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing and each Seller hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Repurchase Agreement.

SECTION 4.  Limited Effect.  Except as expressly modified by this Amendment, the Existing Repurchase Agreement will continue to be, and will remain, in full force and effect in accordance with its terms; provided, that upon the Amendment Effective Date, each reference therein and herein to the “Repurchase Documents” shall be deemed to include this Amendment and to be a reference to the Existing Repurchase Agreement as modified by this Amendment.

SECTION 4.  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS

AAMES CAPITAL CORPORATION

By:
Name:
Title:

AAMES FUNDING CORPORATION

By
Name:
Title:

AAMES INVESTMENT CORPORATION

By
Name:
Title:

BUYER

MORGAN STANLEY BANK

By
Name:
Title:

[Amendment No. 3 to Aames Repurchase Agreement]